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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 27, 2026

JACK IN THE BOX INC.
(Exact name of registrant as specified in its charter)
_________________

Delaware	1-9390	95-2698708
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9357 Spectrum Center Blvd, San Diego, CA 92123
(Address of principal executive offices) (Zip Code)

(858) 571-2121
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	JACK	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

On February 27, 2026, the stockholders of Jack in the Box Inc. (the “Company”) ratified the adoption by the Board of Directors of the Company (the “Board”) of the Stockholder Protection Rights Agreement, dated as of July 1, 2025, by and between the Company and Computershare Trust Company, N.A., as rights agent (the “Original Rights Agreement” and, as amended by Amendment No. 1 to the Stockholder Protection Rights Agreement, dated as of September 8, 2025 (the “Amendment”), the “Rights Agreement”).

In accordance with the terms of the Rights Agreement, such stockholder ratification extended the expiration time of the Rights Agreement until the close of business on July 1, 2028, unless the rights thereunder are earlier redeemed or exchanged, or the Rights Agreement is terminated, by the Board or the Company consummates a merger that does not constitute a Flip-over Transaction or Event (as defined in the Rights Agreement). The Rights Agreement otherwise remains unmodified and in full force and effect in accordance with its terms.

The foregoing description of the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Original Rights Agreement, which was attached as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 2, 2025, and is incorporated herein by reference as Exhibit 4.1 hereto, and the Amendment, which was attached as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the SEC on September 9, 2025, and is incorporated herein by reference as Exhibit 4.2 hereto.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The annual meeting (the “Meeting”) of the stockholders of the “Company was held on February 27, 2026.

Matters submitted to the stockholders and voted upon at the Meeting, which are more fully described in the Company's proxy statement, were as follows: (1) Election of members of the board of directors; (2) Ratification of the appointment of KPMG LLP as the Company’s independent registered public accountants for the fiscal year ending September 27, 2026; (3) Consideration and approval of an advisory (non-binding) resolution regarding executive compensation; (4) Approval of an amendment to the Jack in the Box Inc. 2023 Omnibus Incentive Plan to increase the number of shares available for issuance; and (5) Ratification of the adoption by the Board of the Rights Agreement.

All sitting director nominees were elected and Proposals (2), (3), (4), and (5) were approved. The final voting results are set forth below.

(1) At the Meeting, a proposal to elect ten directors, each to serve until the Company's next Annual Meeting of Shareholders and until their respective successors are elected and qualified, was as follows:

Nominees for Director	For	Against	Abstain
Guillermo Diaz, Jr.	11,429,084	2,480,052	1,486,185
David Goebel	7,171,171	7,010,617	1,213,528
Mark King	14,867,108	381,256	146,954
Madeleine Kleiner	11,091,810	2,817,054	1,486,455
Michael Murphy	11,234,132	2,583,215	1,577,970
James Myers	11,280,507	2,543,377	1,571,434
Enrique Ramirez	13,396,631	501,240	1,497,447
Alan Smolinisky	14,891,997	351,123	152,199
Lance Tucker	13,812,439	413,006	1,169,875
Vivien Yeung	11,238,511	2,570,735	1,586,074

(2) At the Meeting, the vote to ratify the appointment of KPMG LLP as the Company’s independent registered public accountants for the fiscal year ending September 27, 2026, was as follows:

For	Against	Abstain	Broker nonvotes
13,951,009	860,359	1,145,043	0

(3) At the Meeting, the vote to provide an advisory vote regarding the compensation of our named executive officers (“Say on Pay”) for the fiscal year ended September 28, 2025, was as follows:

For	Against	Abstain	Broker nonvotes
10,063,857	4,101,196	1,230,270	561,088

(4) At the Meeting, the vote to approve an amendment to the Jack in the Box Inc. 2023 Omnibus Incentive Plan to increase the number of shares available for issuance, was as follows:

For	Against	Abstain	Broker nonvotes
9,575,727	4,347,098	1,472,497	561,088

(5) At the Meeting, the vote to ratify the adoption by the Board of the Rights Agreement, was as follows:

For	Against	Abstain	Broker nonvotes
10,819,590	4,134,171	441,561	561,088

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
4.1
Stockholder Protection Rights Agreement, dated as of July 1, 2025, between the Company and Computershare Trust Company, N.A., as rights agent (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K dated July 2, 2025).

4.2
Amendment No. 1 to Stockholder Protection Rights Agreement, dated as of September 8, 2025, between the Company and Computershare Trust Company, N.A., as rights agent (incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K dated September 9, 2025).

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JACK IN THE BOX INC.

March 4, 2026	/s/ Lance Tucker
Lance Tucker
Chief Executive Officer